Exhibit 10.13

AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT AND WAIVER

This AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT AND WAIVER (this “Amendment”) is dated as of February 25, 2021, and is entered into by and among VINTAGE WINE ESTATES, INC., a California corporation (“Borrower Agent”), each other Subsidiary of Borrower Agent party to the Loan Agreement referenced below (together with the Borrower Agent, each a “Borrower” and, collectively “Borrowers”), the financial institutions party hereto (the “Lenders”), and BANK OF THE WEST, as administrative agent for the Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Borrowers, the Lenders, and the Agent are parties to that certain Loan and Security Agreement, dated as of July 18, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, Events of Default have occurred under Section 10.2.6 of the Loan Agreement (the “Existing Events of Default”) as a result of that sale of Grounded Wine Project, LLC (“Grounded”) and MasterClass Marketing, LLC (“MasterClass”) without the prior consent of the Required Lenders.

WHEREAS, Borrowers have requested that the Lenders waive the Existing Events of Default and Borrowers have also requested certain amendments to the Loan Agreement as set forth in more detail below, for which Agent has sought and obtained the consent of the Required Lenders, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1.                                      DEFINITIONS.  All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2.                                      AMENDMENTS.  The Loan Agreement is hereby amended as follows:

2.1                         New Defined Terms.  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order:

“Amendment Number Four”: that certain Amendment Number Three to Loan and Security Agreement and Waiver, dated February 25, 2021, among Borrowers, Lenders and Agent.

“Amendment Number Four Effective Date”: February 25, 2021.

2.2                         Change in the Definition of EBITDA.  The clause (v) in the definition of EBITDA in Section 1.1 of the Loan Agreement is hereby deleted as is replaced by the following:

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(v) non-recurring or extraordinary charges as approved by Agent and Required Lenders in writing (including the net amount of any charges for “smoke taint” losses resulting from fires, after applying any insurance proceeds paid in connection with such losses, including insurance proceeds received in subsequent reporting periods), and losses from Asset Dispositions not prohibited by this Agreement,

2.3                         Change in the Deadline for Delivery of Audited Financial Statements for the Fiscal Year ended June 30, 2020.  Section 10.1.2(a) of the Loan Agreement is hereby deleted as is replaced by the following:

(a)                                 as soon as available, and in any event within one hundred twenty (120) days after the close of each Fiscal Year (provided, that with respect to the Fiscal Year ended June 30, 2020, within two hundred fifty five (255) days following the end of such Fiscal Year), balance sheets as of the end of such Fiscal Year and the related statements of income, cash flow and shareholders’ equity for such Fiscal Year, on a consolidated basis for Borrower Agent and its Subsidiaries, which consolidated statements shall be audited and certified (without qualification) by any firm of independent certified public accountants of recognized standing selected by Borrower Agent and reasonably acceptable to Agent, and shall set forth in comparative form corresponding figures for the preceding Fiscal Year and other information acceptable to Agent.

3.                                      WAIVER.  Effective solely upon the satisfaction of each of the conditions precedent set forth in Section 6 below, Agent and the Required Lenders signatory hereto hereby waive the Existing Events of Default. The waiver contained in this Section 3 is a limited waiver and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (a) any Default or Event of Default or (b) any term or condition of the Loan Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

4.                                      RELEASE OF GROUNDED AND MASTERCLASS.  As of the Amendment Number Four Effective Date, Grounded and MasterClass are released as Borrowers and shall have no further duties or obligations under the Loan Documents.

5.                                      CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.  This Amendment shall be effective only upon satisfaction in full of the following conditions precedent:

5.1                               Agent’s receipt of counterparts to this Amendment,  duly executed by the Agent, the Borrowers and the Lenders party hereto.

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5.2                               On the Amendment Number Four Effective Date and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, nor shall either result from the entry into this Amendment.

5.3                               On the Amendment Number Four Effective Date and after giving effect thereto, the representations and warranties of each Obligor in the Loan Documents shall be true and correct in all material respects (provided that if a representation or warranty is by its terms already subject to a materiality qualifier, it shall not be further subject to the materiality qualifier in this Section) (except for representations and warranties that expressly relate to an earlier date).

5.4                               On the Amendment Number Four Effective Date and after giving effect thereto, no event shall have occurred or circumstance exist that has or could reasonably be expected to have a Material Adverse Effect.

6.                                      REPRESENTATIONS AND WARRANTIES.  Borrowers hereby affirm to Agent and the Lenders that all of Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

7.                                      LIMITED EFFECT.  Except for the specific amendments contained in this Amendment, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect.

8.                                      MISCELLANEOUS; INCORPORATION BY REFERENCE.  This Amendment is one of the Loan Documents, as defined in the Loan Agreement.  Section 14 of the Loan Agreement is incorporated herein by this reference, mutatis mutandis.

9.                                      COUNTERPARTS.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original.  All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

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IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

BORROWERS:

VINTAGE WINE ESTATES, INC.,
a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President

GROVE ACQUISITION, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

GIRARD WINERY LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

MILDARA BLASS INC.,
a California corporation

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	President

Amendment Number Four to Loan and Security Agreement

SPLINTER GROUP NAPA, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

SABOTAGE WINE COMPANY, LLC,
a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

Amendment Number Four to Loan and Security Agreement

AGENT:

BANK OF THE WEST,
as Agent

By:	/s/ Eric Andersen
Name:	Eric Andersen
Title:	Vice President

Amendment Number Four to Loan and Security Agreement

LENDERS:

BANK OF THE WEST,
as a Lender

By:	/s/ Tracy Holmes
Name:	Tracy Holmes
Title:	Group Managing Director

Amendment Number Four to Loan and Security Agreement

CITY NATIONAL BANK,
as a Lender

By:	/s/ Christopher Clegg
Name:	Christopher Clegg
Title:	Senior Vice President

Amendment Number Four to Loan and Security Agreement

COMERICA BANK,
as a Lender

By:	/s/ Diana Fanoni
Name:	Diana Fanoni
Title:	AVP

Amendment Number Four to Loan and Security Agreement

AGCOUNTRY FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

Amendment Number Four to Loan and Security Agreement

GREENSTONE FARM CREDIT SERVICES, ACA, as a Lender

By:	/s/ Curtis Flammini
Name:	Curtis Flammini
Title:	VP of Capital Markets

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Lender

By:	/s/ Curtis Flammini
Name:	Curtis Flammini
Title:	VP of Capital Markets

Amendment Number Four to Loan and Security Agreement

COMPEER FINANCIAL PCA,
as a Lender

By:	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Director, Capital Markets

Amendment Number Four to Loan and Security Agreement

RABO AGRIFINANCE LLC,
as a Lender

By:	/s/ Sandy Siebert
Name:	Sandy Siebert
Title:	Vice President

Amendment Number Four to Loan and Security Agreement

FEDERAL AGRICULTURAL MORTGAGE CORPORATION, as a Lender

By:	/s/ Terry D. Coleman
Name:	Terry D. Coleman
Title:	Managing Director

Amendment Number Four to Loan and Security Agreement

BANK OF HOPE,
as a Lender

By:	/s/ Peter Hennessy
Name:	Peter Hennessy
Title:	First Vice President

Amendment Number Four to Loan and Security Agreement